                                                                     Exhibit 4.4


                           CORPORATE PIES CERTIFICATE

       This certificate is a global certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this certificate (other than a transfer of this certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

       Unless this certificate is presented by an authorized representative of the Depositary to Sierra Pacific Resources or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

NO.: 1                                                     CUSIP NO. 826428 20 3
NUMBER OF CORPORATE PIES: 6,000,000

                            SIERRA PACIFIC RESOURCES

                                 CORPORATE PIES

       This Corporate PIES Certificate certifies that Cede & Co., or registered assigns, is the registered Holder of the number of Corporate PIES set forth above or such other number as set forth in the Schedule of Increases and Decreases in Global Certificate attached hereto. Each Corporate PIES consists of
(i) the rights and obligations of the Holder under one Purchase Contract with Sierra Pacific Resources, a Nevada corporation (the "Company"), and (ii) either
(a) the beneficial ownership by the Holder of one 7.93% Senior Note due 2007 (the "Senior Note") of the Company, having a principal amount of $50, subject to the Pledge of such Senior Note by such Holder pursuant to the Pledge Agreement or (b) if the Corporate PIES has been remarketed by the Remarketing Agent pursuant to the Remarketing Agreement, the Treasury Portfolio Interest, subject to the Pledge of such Treasury Portfolio Interest by such Holder pursuant to the Pledge Agreement.

       Pursuant to the Pledge Agreement, the Senior Note or the Treasury Portfolio Interest, as the case may be, constituting part of each Corporate PIES evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Corporate PIES.

       Each Purchase Contract evidenced hereby obligates the Holder of this Corporate PIES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date, at a price equal to $50 in cash (the "Stated Amount"), a number of shares of Common Stock equal to the Settlement Rate then in effect, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Merger Early Settlement with respect to the Corporate PIES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the principal amount with respect to each Pledged Senior Note, pursuant to the Remarketing, or with respect to the Pledged Treasury Portfolio Interest, as the case may be, in each case, pledged pursuant to the Pledge Agreement to secure the obligations under such Purchase Contract of the Holder of the Corporate PIES of which such Purchase Contract is a part.

       The Company shall pay on February 15, May 15, August 15 and November 15 of each year (each, a "Payment Date"), commencing February 15, 2002, in respect of each Purchase Contract forming part of a Corporate PIES evidenced hereby, an amount (the "Purchase Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, 1.07% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, if at all, the Adjusted Purchase Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur, in either case, computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period. Such Purchase Contract Adjustment Payments shall be payable to the Person in whose name this Corporate PIES Certificate (or a Predecessor Corporate PIES Certificate) is registered at the close of business on the Record Date for such Payment Date.

       Interest on the Senior Notes, the beneficial ownership of which is evidenced hereby until the later of the Remarketing Settlement Date and the Purchase Contract Settlement Date, as applicable, is payable quarterly in arrears on each Payment Date. Such interest payments shall be payable to the Person in whose name this Corporate PIES Certificate (or a Predecessor Corporate PIES Certificate) is registered at the close of business on the Record Date for such Payment Date.

       Purchase Contract Adjustment Payments and interest payments on the Senior Notes will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto as such address appears on the Corporate PIES Register.

       Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate PIES Certificate shall not be entitled to any benefit under the Purchase Contract Agreement or the Pledge Agreement or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         SIERRA PACIFIC RESOURCES

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         HOLDER SPECIFIED ABOVE (as to
                                         obligations of such Holder under the
                                         Purchase Contracts evidenced hereby)

                                         By: THE BANK OF NEW YORK,
                                             not individually but solely as
                                             Attorney-in-Fact of such Holder

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

       This is one of the Corporate PIES Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:                                   By: THE BANK OF NEW YORK,
                                             as Purchase Contract Agent

                                         By:
                                            ------------------------------------
                                            Authorized Signatory

                 (FORM OF REVERSE OF CORPORATE PIES CERTIFICATE)

       1. PURCHASE CONTRACT AGREEMENT; PURCHASE CONTRACTS.

       Each Purchase Contract evidenced hereby is being issued under and governed by a Purchase Contract Agreement, dated as of November 16, 2001 (as may be amended, modified or supplemented from time to time pursuant to the terms thereof, the "Purchase Contract Agreement"), between the Company and The Bank of New York, as Purchase Contract Agent (including its successors thereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and amended, modified or supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate PIES Certificates are, and are to be, executed and delivered. The terms of this Corporate PIES Certificate include those stated herein and in the Purchase Contract Agreement. To the extent permitted by applicable law, in the event of an inconsistency between this Corporate PIES Certificate and the Purchase Contract Agreement, the terms of the Purchase Contract Agreement shall control. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Purchase Contract Agreement.

       Each Purchase Contract evidenced hereby obligates the Holder of this Corporate PIES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock equal to the Settlement Rate then in effect unless on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event, an Early Settlement or a Merger Early Settlement with respect to the PIES of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

            (1) if the Applicable Closing Price (as defined below) per share is equal to or greater than $16.62 (the "Threshold Appreciation Price"),
       3.0084 shares of Common Stock per Purchase Contract;

            (2) if the Applicable Closing Price per share is less than the Threshold Appreciation Price but greater than $13.85 (the "Reference Price"), the number of shares of Common Stock determined by dividing the Stated Amount by the Applicable Closing Price; and

            (3) if the Applicable Closing Price per share is less than or equal to the Reference Price, 3.6101 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract
Agreement.

       No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

       In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate PIES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by (i) effecting a Cash Settlement, an Early Settlement or Merger Early Settlement or (ii) application of payments received in respect of the Pledged Treasury Portfolio Interest acquired from the proceeds of a Remarketing of the related Pledged Senior Notes relating to the Corporate PIES represented by this Corporate PIES Certificate. As provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing, the Collateral Agent shall exercise, for the benefit of the Company, its rights as a secured creditor with respect to the Pledged Senior Notes related to this Corporate PIES Certificate and, subject to applicable law, may (i) retain such Pledged Senior Notes in full satisfaction of the Holders' obligations under the Purchase Contracts or (ii) sell such Pledged Senior Notes in one or more public or private sales, the proceeds, if any, of such sale to constitute full satisfaction of the Holders' obligations under the Purchase Contracts. With respect to such Pledged Senior Notes which are the subject of a Failed Remarketing, any accrued and unpaid interest payments on such Pledged Senior Notes will become payable by the Company to the Holder of this Corporate PIES Certificate in the manner provided for in the Purchase Contract Agreement.

       The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract Agreement which payment, in the case of a Failed Remarketing shall occur by the resale of Pledged Senior Notes or foreclosure on and retention of such Pledged Senior Notes pursuant to the Purchase Contract Agreement and the Pledge Agreement.

       2. TERMINATION EVENT; EARLY SETTLEMENT; MERGER EARLY SETTLEMENT.

       The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligation of the Company to pay, Purchase Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Corporate PIES Register. Upon the occurrence of a Termination Event, the Collateral Agent shall release the Senior Notes or Pledged Treasury Portfolio Interest, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement. A Corporate PIES shall thereafter represent the right to receive the Senior Note forming a part of such Corporate PIES in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

       Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts relating to PIES may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Corporate PIES Certificate, the Holder of this Corporate PIES Certificate shall deliver this Corporate PIES Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

            (1) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, PLUS

            (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Purchase Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

Upon Early Settlement of Purchase Contracts by a Holder of the related PIES, the Pledged Senior Notes relating to such PIES shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate PIES as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to
3.0084 shares of Common Stock per Purchase Contract and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

       3. CREATION OF TREASURY PIES; RECREATION OF CORPORATE PIES.

       A holder of a Corporate PIES may substitute for the Pledged Senior Notes securing its obligation under the related Purchase Contract Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Senior Notes in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the PIES for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury PIES." A Holder may make such Collateral Substitution only in integral multiples of 20 Corporate PIES for 20 Treasury PIES. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; PROVIDED, HOWEVER, this Corporate PIES Certificate shall not represent more than 6,900,000 Corporate PIES, or if in the form of a Global Certificate, such other maximum amount as shall at the time be prescribed by the applicable Depositary. All such adjustments to the equivalent aggregate principal amount of this Corporate PIES Certificate if a Global Certificate shall be duly recorded by placing an appropriate notation on the Schedule as may be attached hereto.

       A Holder of Treasury PIES may recreate Corporate PIES by delivering to the Securities Intermediary Senior Notes with an aggregate principal amount equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Holders may recreate Corporate PIES only in integral multiples of 20 Corporate PIES.

       4. REGISTERED FORM; DENOMINATION; REGISTRATION, TRANSFER AND EXCHANGE.

       The Corporate PIES Certificates are issuable only in registered form and only in denominations of a single Corporate PIES and any integral multiple thereof. The transfer of any Corporate PIES Certificate will be registered and Corporate PIES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Corporate PIES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for Senior Notes, thereby creating Treasury PIES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract relating to a Corporate PIES remains in effect, such Corporate PIES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate PIES in respect of the Senior Note or Treasury Portfolio Interest, as the case may be, and Purchase Contract constituting such Corporate PIES may be transferred and exchanged only as a Corporate PIES.

       Upon registration of transfer of this Corporate PIES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate PIES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

       The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate PIES Certificate is registered as the owner of the Corporate PIES evidenced hereby for the purpose of receiving payments of interest payable quarterly on the Senior Notes or Treasury Portfolio Return, as the case may be, receiving Purchase Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

       5. PLACE AND METHOD OF PAYMENT.

       The Company shall pay, on each Payment Date, the Purchase Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate PIES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company by wire transfer or by check mailed to the address of the Person entitled thereto at such address as it appears on the Corporate PIES Register.

       6. AUTHORIZATION OF PURCHASE CONTRACT AGENT.

       The Holder of this Corporate PIES Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate PIES evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Senior Notes or Treasury Portfolio Interest, as the case may be, relating to this Corporate PIES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Senior Notes or Pledged Treasury Portfolio Interest, as the case may be, shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

       7. AMENDMENT.

       The provisions of the Purchase Contract Agreement and this Corporate PIES Certificate may be amended only as provided in the Purchase Contract Agreement.

       8. VOTING RIGHTS.

       The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. Upon settlement of the Purchase Contracts, the Holder will be entitled to all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote and receive dividends and other payments and to consent and receive notice as a shareholder in respect of the meetings of shareholders and for the election of directors of the Company and for all other matters, and all other rights whatsoever as a shareholder of the Company. Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Senior Notes upon behalf of and upon receipt of instructions from the beneficial owners of such Pledged Senior Notes. Upon receipt of notice of any meeting at which holders of Senior Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Senior Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Corporate PIES Holders a notice:

            (1) containing such information as is contained in the notice or solicitation;

            (2) stating that each Corporate PIES Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Senior Notes entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Senior Notes constituting a part of such Holder's Corporate PIES; and

            (3) stating the manner in which such instructions may be given.

Upon the written request of the Corporate PIES Holders on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate principal amount of Senior Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate PIES, the Purchase Contract Agent shall abstain from voting the Senior Notes evidenced by such Corporate PIES.

       9. SEVERABILITY.

       If any provision in this Corporate PIES and the Senior Notes is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of Corporate PIES shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision of this Corporate PIES in any jurisdiction shall not in any way affect the validity or enforceability of such provision in any other jurisdiction.

       10. GOVERNING LAW.

       THIS CORPORATE PIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       11. JURISDICTION; VENUE.

       The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to the Indenture and the Senior Notes or the transactions contemplated hereby. The Company hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

       12. COPIES OF PURCHASE CONTRACT AGREEMENT.

       A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent at its address set forth in Section
1.5 of the Purchase Contract Agreement.

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                As tenants in common
TEN ENT -                As tenants by the entireties
JT TEN -                 as joint tenants with right of survivorship and not as
                         tenants in common
UNIF GIFT MIN ACT -      (cust) Custodian (minor) _____________________

                         Under Uniform Gifts to Minors Act of _______________

Additional abbreviations may also be used though not in the above list.

                            -------------------------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
                            (INSERT NAME OF ASSIGNEE)


--------------------------------------------------------------------------------
                  (INSERT SOCIAL SECURITY OR TAXPAYER I.D. OR
                     OTHER IDENTIFYING NUMBER OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (INSERT ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

the within Corporate PIES Certificates and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer said Corporate PIES Certificates on the books of Sierra Pacific Resources with full power of substitution in the premises.

Dated:
      -----------------------------      ---------------------------------------
                                         Signature

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
                                         within Corporate PIES Certificates in
                                         every particular, without alteration or
                                         enlargement or any change whatsoever.


Signature Guarantee:
                    ------------------------------------

                             SETTLEMENT INSTRUCTIONS

       The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on the Purchase Contract Settlement Date of the Purchase Contracts relating to the number of Corporate PIES evidenced by this Corporate PIES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.

Dated:
      -----------------------------      ---------------------------------------
                                         Signature

                                         Signature Guarantee:
                                                             -------------------
                                        (if assigned to another person)


                                REGISTERED HOLDER

       Please print name and address of Registered Holder:


--------------------------------------------------------------------------------
                                  (INSERT NAME)


--------------------------------------------------------------------------------
                                (INSERT ADDRESS)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER, IF ANY)

                      -------------------------------------

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:


--------------------------------------------------------------------------------
                                 (INSERT NAME)


--------------------------------------------------------------------------------
                                (INSERT ADDRESS)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER, IF ANY)

                            ELECTION TO SETTLE EARLY


       The undersigned Holder of this Corporate PIES Certificate hereby irrevocably exercises the option to effect [Early Settlement][Merger Early Settlement] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts relating to the number of Corporate PIES evidenced by this Corporate PIES Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such [Early Settlement][Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate PIES Certificate representing any Corporate PIES evidenced hereby as to which [Early Settlement][Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Senior Notes deliverable upon such [Early Settlement][Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.



                                         ---------------------------------------
                                                       Signature

                                         Dated:
                                               ---------------------------------
                                         Signature Guarantee:
                                                             -------------------

       Number of PIES evidenced hereby as to which [Early Settlement][Merger Early Settlement] of the related Purchase Contracts is being elected:


                                REGISTERED HOLDER

               Please printname and address of Registered Holder:


--------------------------------------------------------------------------------
                                  (INSERT NAME)

--------------------------------------------------------------------------------
                                (INSERT ADDRESS)

--------------------------------------------------------------------------------

If shares of Common Stock or Corporate PIES Certificates are to be registered in the name of and delivered to, and Pledged Senior Notes are to be transferred to, a Person other than the Holder, please print such Person's name and address:

--------------------------------------------------------------------------------
                                  (INSERT NAME)

--------------------------------------------------------------------------------
                                (INSERT ADDRESS)

--------------------------------------------------------------------------------
    (INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER, IF ANY)


Transfer Instructions for Pledged Senior Notes Transferable Upon [Early Settlement][Merger Early Settlement]:

--------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

       The following increases or decreases in this Global Certificate have been made:

---------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF CORPORATE PIES
                      AMOUNT OF DECREASE IN       AMOUNT OF INCREASE IN          EVIDENCED BY THIS              SIGNATURE OF
                       NUMBER OF CORPORATE         NUMBER OF CORPORATE          GLOBAL CERTIFICATE          AUTHORIZED SIGNATORY
                      PIES EVIDENCED BY THE       PIES EVIDENCED BY THE           FOLLOWING SUCH            OF PURCHASE CONTRACT
       DATE            GLOBAL CERTIFICATE          GLOBAL CERTIFICATE          DECREASE OR INCREASE                 AGENT
---------------------------------------------------------------------------------------------------------------------------------
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